Effective immediately, the paragraph directly beneath the main heading "Description of Shares" is restated as follows:

Shares of the fund generally are available only to institutional clients of MFS and its affiliates, other similar investors, and funds distributed by MFD. Shares of the fund are not subject to a sales charge or Rule 12b-1 distribution or service fee.

Effective immediately, the first paragraph directly beneath the sub-section entitled "How to Purchase Shares" beneath the main heading “How to Purchase, Redeem and Exchange Shares” is restated as follows:

Your shares will be bought at the net asset value per share next calculated after your purchase is received in proper form. A purchase of shares by an MFS fund is treated as received by the fund when the MFS fund receives the purchase order in proper form to be allocated to the fund. Your financial intermediary, if any, is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Effective immediately, the first paragraph directly beneath the sub-section entitled "How to Redeem Shares" beneath the main heading “How to Purchase, Redeem and Exchange Shares” is restated as follows:

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. A redemption of shares by an MFS fund is treated as received by the fund when the MFS fund receives the redemption order in proper form to be allocated to the fund. Your financial intermediary, if any, is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required if redemption proceeds are wired to a predesignated bank account.

Effective immediately, the fifth paragraph beneath the sub-heading entitled “Frequent Trading” within the sub-section entitled “Other Considerations” beneath the main heading “How To Purchase, Redeem, and Exchange Shares” is restated as follows:

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  MFSC does not review the trading activity by other MFS funds that invest in the fund.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

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